Fair Value Measurements (Summary Of Liabilities Measured At Fair Value On Recurring Basis Using Significant Unobservable Inputs (Level 3)) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Fair Value Measurements [Abstract]
Total, beginning of the period	$ 8,515		$ 4,000
Contingent consideration	5,821	[1]	2,015	[1]
Change in fair value of contingent consideration	(7,819)	[2]	2,500	[2]
Payment of contingent consideration	(2,735)
Total, end of the period	$ 3,782		$ 8,515

[1]	We enter into earn-out agreements with the shareholders of certain companies we acquire. The earn-out contingent payments are typically based on the acquired company's products' total revenue or sales growth over a specified period after the acquisition date. This also includes contingent consideration relating to our purchase of intellectual property. During the second quarter of 2011, we separately purchased intellectual property and entered into an agreement whereby the former owner has the opportunity to earn an additional amount contingent upon achievement of certain technology milestones.
[2]	The estimated fair value decreased due to actual earn-out achievement for 2011 that was lower than expected and the resulting expected unattainable minimum thresholds required for earning a payout for the third and final earn-out period.